UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20529

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 15, 2006

MBNA AMERICA BANK, NATIONAL ASSOCIATION

(Sponsor and Depositor)

ON BEHALF OF THE

MBNA MASTER CREDIT CARD TRUST II

(Issuing entity of the Collateral Certificate)

AND THE

MBNA CREDIT CARD MASTER NOTE TRUST

(Issuing entity of the MBNAseries Class A, Class B, and Class C notes)

(Exact name of registrant as specified in its charter)

United States	333-131358	51-0331454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Wilmington, DE	19884-0781
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code (800) 362-6255.

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Section 8 – Other Events.

ITEM 8.01.	Other Events.

On February 15, 2006, the MBNA Credit Card Master Note Trust issued its MBNAseries Class A(2006-1) Notes. On February 17, 2006, the MBNA Credit Card Master Note Trust issued its MBNAseries Class C(2006-1) Notes.

Exhibits 4.3, 4.4, 4.5 and 4.6 to this Form 8-K report are filed in a composite form, meaning that the agreement, as amended, through the date on which this report was filed, has been restated to incorporate such amendments. These composite agreements have been prepared and filed to facilitate reference to defined terms used in periodic reports (including distribution reports on Form 10-D) filed by MBNA America Bank, National Association, the MBNA Master Credit Card Trust II and the MBNA Credit Card Master Note Trust, as contemplated by Item 1121 of Regulation AB. Each composite agreement included in this current report on Form 8-K may be further amended, supplemented, or otherwise modified from time to time in the future, and may be superseded by a subsequently-filed Form 8-K report containing more current versions of these composite agreements.

Section 9 – Financial Statements and Exhibits.

ITEM 9.01 (c). Exhibits.

The following are filed as Exhibits to this Report under Exhibit 1 and 4:

1.1	Form of Underwriting Agreement.

4.1	Class A(2006-1) Terms Document, dated as of February 15, 2006.

4.2	Class C(2006-1) Terms Document, dated as of February 17, 2006.

4.3	Composite Copy of Indenture.

4.4	Composite Copy of MBNAseries Indenture Supplement.

4.5	Composite Copy of Series 2001-D Supplement to the Pooling and Servicing Agreement.

4.6	Composite Copy of Pooling and Servicing Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 15, 2006

MBNA AMERICA BANK, NATIONAL ASSOCIATION, Acting solely in its capacity as depositor of MBNA Master Credit Card Trust II and MBNA Credit Card Master Note Trust

By:	/s/ Scott W. McCarthy
Name:	Scott W. McCarthy
Title:	Executive Vice President

Exhibit Index

Exhibit No.	Description
1.1	Form of Underwriting Agreement.

4.1	Class A(2006-1) Terms Document, dated as of February 15, 2006.

4.2	Class C(2006-1) Terms Document, dated as of February 17, 2006.

4.3	Composite Copy of Indenture.

4.4	Composite Copy of MBNAseries Indenture Supplement.

4.5	Composite Copy of Series 2001-D Supplement to the Pooling and Servicing Agreement.

4.6	Composite Copy of Pooling and Servicing Agreement